GUARDIAN STEEL, INC.

Date: December 27, 2003

To:     Kevin Houtz

From: Andy Moorer

Re:     Amendment #1 to Promissory Note dated June 30, 2003

Pursuant to our discussions, it is hereby agreed that the Maturity Date of the referenced Promissory Note between Guardian Steel, Inc. and Kevin Houtz be extended to December 31, 2005 without any change to the other terms and conditions of the Promissory Note.

7301East Sundance Trail; Suite C-101a/ Carefree, Arizona 85377
P.O. Box 3618/Carefree, Arizona 85377
(480) 488-9053